                                                                    EXHIBIT 32.1

              Certification of Chief Executive Officer pursuant to
                   18 U.S.C.Section 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

     I, Peter A. Forman, Chief Executive Officer of Register.com, Inc. (the
"Company"), hereby certify, pursuant to 18 U.S.C.(Section)1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (i) The Company's accompanying Annual Report on Form 10-K/A for the year ended December 31, 2003 fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                             /s/ Peter A. Forman
                                             -------------------
                                             Peter A. Forman
                                             Chief Executive Officer

Dated:  November 9, 2004